                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                             Capsure Holdings Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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

                             CAPSURE HOLDINGS CORP.
                           TWO NORTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606
                                 (312) 879-1900
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                ON MAY 24, 1995
                               ------------------

TO: The Shareholders of Capsure Holdings Corp.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Capsure Holdings Corp. (the "Company") will be held at One North Franklin, Third Floor, Chicago, Illinois 60606, on Wednesday, May 24, 1995 at 10:00 A.M. CDT, for the following purposes:

     1. To elect twelve directors to serve one-year terms, commencing immediately upon their election, or to serve until their respective successors are duly elected and qualified;

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the maximum number of shares of Common Stock the Company is authorized to issue from 20,000,000 shares to 25,000,000 shares; and

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 27, 1995, as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. You are cordially invited to attend the meeting. In the event you will be unable to attend, you are respectfully requested to fill in, date, sign and return the enclosed proxy at your earliest convenience in the enclosed return envelope.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          SUSAN OBUCHOWSKI, Secretary

March 31, 1995
Chicago, Illinois

--------------------------------------------------------------------------------

                                   IMPORTANT:

     PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE POSTPAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.
--------------------------------------------------------------------------------

                             CAPSURE HOLDINGS CORP.
                           TWO NORTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606
                                 (312) 879-1900

                                PROXY STATEMENT
                                  INTRODUCTION

     This Proxy Statement is being mailed or otherwise furnished to shareholders of Capsure Holdings Corp., a Delaware corporation (the "Company"), on or about March 31, 1995, in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the Annual Meeting of Shareholders ("Annual Meeting") of the Company to be held at One North Franklin, Third Floor, Chicago, Illinois 60606 at 10:00 A.M. CDT, on Wednesday, May 24, 1995, and at any adjournment thereof. Shareholders who, after reading this Proxy Statement, have any questions should contact Susan Obuchowski, Secretary of the Company, in Chicago at (312) 466-4010.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the Annual Meeting, shareholders of the Company will consider and vote upon:

     (i) the election of twelve directors of the Company who will serve one-year terms, commencing immediately upon their election, or to serve until their respective successors are duly elected and qualified;

     (ii) an amendment to the Company's Certificate of Incorporation to increase the maximum number of shares of Common Stock the Company is authorized to issue from 20,000,000 shares to 25,000,000 shares; and

     (iii) to transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The date of this Proxy Statement is March 31, 1995.

                               PROXY SOLICITATION

     The enclosed proxy is solicited by the Board. The cost of this proxy solicitation is anticipated to be nominal and will be borne by the Company, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the Company's Common Stock. The solicitation generally will be effected by mail and such cost will include the cost of preparing and mailing the proxy materials. In addition to the use of the mails, proxies also may be solicited by personal interview, telephone, telegraph, telecopy, or other similar means. Although solicitation will be made primarily through the use of the mail, officers, directors, or employees of the Company may solicit proxies personally or by the above described means without additional remuneration for such activity.

                              1994 ANNUAL REPORTS

     Shareholders are concurrently being furnished with a copy of the Company's 1994 Annual Report which contains its audited financial statements at December 31, 1994. Any shareholder who has not received an Annual Report may request such Annual Report by contacting Doreen Lubeck, Investor Relations Representative of the Company, at Two North Riverside Plaza, Chicago, Illinois 60606, (312) 466-3444, and it will be furnished promptly at no additional expense.

                         VOTING SECURITIES AND PROXIES

     Only shareholders of record at the close of business on March 27, 1995, (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, 15,394,149 shares of the Company's Common Stock, $.05 par value, were issued and outstanding. Each share outstanding on the Record Date for the Annual Meeting entitles the holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. The shareholders of a majority of the Company's issued and outstanding Common Stock, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If, however, a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote at the Annual Meeting, whether present in person or represented by proxy, shall only have the power to adjourn the Annual Meeting until such time as a quorum is present or represented. At such time as a quorum is present or represented by proxy, the Annual Meeting will reconvene without notice to shareholders, other than an announcement at the prior adjournment of the Annual Meeting, unless the adjournment is for more than thirty days or a new record date has been set.

     If a proxy in the form enclosed is duly executed and returned, the shares of the Company's Common Stock represented thereby will be voted in accordance with the specifications made thereon by the shareholder. If no such specifications are made, such proxy will be voted (i) for election of the Management Nominees (as hereinafter defined) for directors; (ii) for approval of the amendment to the Company's Certificate of Incorporation to increase the maximum number of shares of Common Stock the Company is authorized to issue from 20,000,000 shares to 25,000,000 shares; and (iii) at the discretion of Proxy Agents (as hereinafter defined) with respect to such other business as may properly come before the Annual Meeting or any adjournment thereof. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Under applicable Delaware law, a broker non-vote will have the same effect as a vote against the proposed amendment to the Certificate of Incorporation, and will have no effect on the outcome of the election of directors. A proxy is revocable by either a subsequently dated, properly executed proxy appointment which is received by the Company prior to the time votes are counted at the Annual Meeting, or by a shareholder giving notice of revocation to the Company in writing or during the Annual Meeting prior to the time votes are counted. The mere presence at the Annual Meeting of a shareholder who appointed a proxy does not itself revoke the appointment.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of March 27, 1995, except as noted, certain information with respect to each person or entity who is known by the management of the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock:


                   NAME AND ADDRESS OF               AMOUNT AND NATURE OF                 PERCENT OF
                    BENEFICIAL OWNER                BENEFICIAL OWNERSHIP(1)                  CLASS
          -------------------------------------     -----------------------         -----------------------
          Equity Holdings(2)...................            3,042,253(3)                       19.8%
            Two North Riverside Plaza
            Chicago, IL 60606
          Arlington Leasing Co.(4).............              997,369(5)                        6.5%
            Two North Riverside Plaza
            Chicago, IL 60606
          Robert Fleming Inc.(6)...............            1,118,990                           7.3%
            1285 Avenue of the Americas
            16th Floor
            New York, NY 10019
          Foreign & Colonial Management(7).....            1,099,730                           7.1%
            Limited and Hypo Foreign &
            Colonial Management (Holdings)
            Exchange House
            Primrose Street
            London EC2A2NY, England


---------------
(1) The number of shares of the Company's Common Stock indicated as beneficially owned is reported on the basis of regulations of the Securities and Exchange Commission ("SEC") governing the determination of beneficial ownership of securities.

(2) Equity Holdings, an Illinois general partnership, is comprised of the Samuel Zell Revocable Trust with Samuel Zell as Trustee, the Robert H.
     and Ann Lurie Trust with Ann Lurie and Sheli Z. Rosenberg as Co-Trustees, and B/S Investments. Samuel Zell is the Chairman of the Board and Chief Executive Officer of the Company and Sheli Z. Rosenberg is an executive officer and director of the Company. B/S Investments is an Illinois general partnership. Certain direct and indirect beneficial owners of B/S Investments are trusts created for the benefit of Samuel Zell and his family and for Ann Lurie and her family. Arthur A. Greenberg, an executive officer of the Company, and Mmes. Rosenberg and Lurie are trustees or co-trustees of certain of these trusts which are indirect beneficial owners of B/S Investments. Messrs. Zell and Greenberg and Mmes. Lurie and Rosenberg may be deemed to be the beneficial owners of the shares of the Company's Common Stock owned by Equity Holdings but they each disclaim beneficial ownership of these shares.

(3) The shares are held by four institutions as collateral for loans to Equity Holdings. Under the loan agreements, the institutions cannot vote or exercise any ownership rights relating to the pledged shares unless there is an event of default thereunder.

(4) Arlington Leasing Co. ("Arlington") is an indirect, wholly owned subsidiary of Equity Group Investments, Inc. ("EGI"). EGI's stockholders who own more than 5% of EGI's outstanding stock include certain trusts created for the benefit of Mr. Zell and Mrs. Lurie and their families. Mr. Greenberg and Mmes. Lurie and Rosenberg are trustees or co-trustees of certain of these trusts. Messrs. Zell and Greenberg and Mmes. Lurie and Rosenberg may be deemed to be the beneficial owners of the shares of the Company's Common Stock owned by Arlington but they each disclaim beneficial ownership of these shares.

(5) The shares are held by two financial institutions as collateral for loans to Arlington. Under the loan agreements, the institutions cannot vote or exercise any ownership rights relating to the pledged shares unless there is an event of default thereunder.

(6) Pursuant to a Schedule 13G filed with the SEC for calendar 1994, Robert Fleming Inc. is a registered investment advisor and has shared voting and dispositive power for the shares reported herein.

(7) Pursuant to a Schedule 13G filed with the SEC for calendar 1994, Foreign & Colonial Management Limited is a registered investment advisor and Hypo Foreign & Colonial Management (Holdings) Limited is a parent holding company and both have shared voting and dispositive power for the shares reported herein.

TRANSACTIONS WITH PRINCIPAL STOCKHOLDERS

     The Company subleases office space from EGI, a company affiliated with Equity Holdings and Arlington, at Two North Riverside Plaza, Chicago, Illinois 60606. In addition, EGI provides the Company with certain administrative and office facility services and charges for such services are included in the rent. The Company paid approximately $95,400 during 1994 for such services.

     Various affiliates of Equity Holdings and Arlington have provided services with respect to certain aspects of the Company's business including, but not limited to, financial and accounting services, tax services, computer services, investor relations services and support services and expenses. During 1994, the Company paid or was billed approximately $232,000 for such services.

     The Company also provides financial management services to various affiliates of Equity Holdings and Arlington. During 1994, the Company received approximately $35,000 for such services which also included reimbursement of overhead charges.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

VOTING AND THE MANAGEMENT NOMINEES

     At the Annual Meeting, twelve directors will be elected to serve one-year terms commencing immediately upon their election, or to serve until their respective successors are duly elected and qualified. Management's nominees for the twelve director positions to be filled by vote at the Annual Meeting are (the "Management Nominees"):
                                          Rod F. Dammeyer
                                          Herbert A. Denton
                                          Bradbury Dyer, III
                                          Talton R. Embry
                                          Bruce A. Esselborn
                                          Dan L. Kirby
                                          Joe P. Kirby
                                          Donald W. Phillips
                                          Sheli Z. Rosenberg
                                          L.G. Schafran
                                          Richard I. Weingarten
                                          Samuel Zell

All of the Management Nominees are currently serving as directors of the Company. For information regarding the Management Nominees, see "Directors and Executive Officers of the Company."

At the Annual Meeting, if a quorum is present, the vote of a majority of the Company's Common Stock held by shareholders present in person or represented by proxy shall elect the directors. It is the present intention of Samuel Zell and Bruce A. Esselborn, who will serve as the Company's proxy agents at the Annual Meeting (the "Proxy Agents"), to vote the proxies which have been duly executed, dated and delivered and which have not been revoked in accordance with the instructions set forth thereon or if no instruction had been given or indicated to elect the Management Nominees as directors. The Board does not believe that any of the Management Nominees will be unwilling or unable to serve as a director. However, if prior to the election of directors, any of the Management Nominees becomes unavailable or unable to serve, the Board reserves the right to name a substitute nominee or nominees and the Proxy Agents expect to vote the proxies for the election of such substituted nominee or nominees.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE MANAGEMENT NOMINEES. IF A CHOICE IS SPECIFIED ON THE PROXY BY A SHAREHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE MANAGEMENT NOMINEES.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the name, age, position and offices with the Company, present principal occupation or employment and material occupations and employment for the past five years of each person who is presently a director, or an executive officer of the Company.

                                                  PRINCIPAL POSITIONS WITH THE COMPANY;
                                                 PRINCIPAL OCCUPATION OR EMPLOYMENT AND
         NAME                  AGE                    FIVE-YEAR EMPLOYMENT HISTORY
-----------------------   -------------   -----------------------------------------------------
Rod F. Dammeyer                54         Director of the Company since January 19, 1993;
                                          President and a director since 1985 and Chief
                                          Executive Officer since 1993 of Itel Corporation
                                          ("Itel"); Director since 1992 and President and Chief
                                          Executive Officer since 1994 of Great American
                                          Management and Investment, Inc. ("GAMI"); Director of
                                          ANTEC Corporation, Falcon Building Products, Inc.
                                          ("Falcon"), Jacor Communications, Inc. ("Jacor"),
                                          Lomas Financial Corporation, Revco D.S., Inc.
                                          ("Revco"), Santa Fe Energy Resources, Inc., and The
                                          Vigoro Corporation ("Vigoro"); Trustee of several Van
                                          Kampen American Capital, Inc. Closed End Mutual Funds
                                          and Series Trusts.

Herbert A. Denton              47         Director of the Company since August 2, 1988;
                                          President of Providence Capital, Inc. since February
                                          1991; Managing Director of Jefferies & Company, Inc.
                                          from January 1987 until February 1991; a Director of
                                          Ramco Energy p.l.c.

Bradbury Dyer, III             52         Director of the Company since August 13, 1986;
                                          General Partner, Paragon Associates and Paragon
                                          Associates II; Managing Agent, Paragon Joint Venture;
                                          Director of Falcon, GAMI and Roosevelt Financial
                                          Group, Inc.

Talton R. Embry                48         Director of the Company since August 1, 1986;
                                          Investment Advisor, Magten Asset Management Corp.
                                          ("Magten"); Co-Chairman of the Board of Revco;
                                          Director of Combined Broadcasting Corporation, BDK
                                          Holdings, Inc., Thermadyne Holdings Corp., TSX
                                          Corporation, and VARCO International Inc. See
                                          "Litigation Relating to Director."

Bruce A. Esselborn             52         Director of the Company since February 20, 1990 and
                                          President since June 24, 1992; Chairman of the Board
                                          since 1988 and President and Chief Executive Officer
                                          since 1986 of United Capitol Holding Company and
                                          United Capitol Insurance Company ("United Capitol").

                                                  PRINCIPAL POSITIONS WITH THE COMPANY;
                                                 PRINCIPAL OCCUPATION OR EMPLOYMENT AND
         NAME                  AGE                    FIVE-YEAR EMPLOYMENT HISTORY
-----------------------   -------------   -----------------------------------------------------
Dan L. Kirby                   48         Director of the Company since May 27, 1993; Executive
                                          Vice President, General Counsel and Secretary of
                                          Western Surety Company since 1974.

Joe P. Kirby                   41         Director of the Company since May 27, 1993; President
                                          and Chief Executive Officer of Western Surety Company
                                          since 1979.

Donald W. Phillips             46         Director of the Company since May 9, 1990; President
                                          of the Company from March 28, 1990 until June 24,
                                          1992; Executive Vice President of Equity Financial
                                          and Management Company ("Equity") since March 1990;
                                          Chairman of the Board of Equity Institutional
                                          Investors, Inc. since July 1990.

Sheli Z. Rosenberg             53         Director of the Company since May 15, 1987; Vice
                                          President since February 20, 1990; General Counsel of
                                          the Company from February 20, 1990 until September 8,
                                          1994; Member of the law firm of Rosenberg &
                                          Liebentritt, P.C.; President and Chief Executive
                                          Officer since November 1994, Executive Vice President
                                          from 1986 until 1994 and Director of EGI; President
                                          and Chief Executive Officer since November 1994,
                                          Executive Vice President from 1980 until 1994 and a
                                          Director of Equity; Director and Vice President and
                                          General Counsel from October 1985 until March 1995 of
                                          GAMI; Chairman of the Board of CFI Industries, Inc.
                                          from January 1994 until September 1994 and
                                          Co-Chairman since September 1994; Director of
                                          American Classic Voyages Co. ("American Classic"),
                                          Falcon, Itel, Jacor, Revco and Vigoro; a trustee of
                                          Equity Residential Properties Trust ("Equity
                                          Residential"); Vice President of Madison Management
                                          Group, Inc. ("Madison") prior to October 4, 1991.
                                          Madison filed for a petition under the Federal
                                          bankruptcy laws on November 8, 1991. Vice President
                                          of First Capital Benefit Administrators, Inc.
                                          ("Benefits Administrators") since July 22, 1987.
                                          Benefits Administrators filed for a petition under
                                          the Federal bankruptcy laws on January 3, 1995.

L.G. Schafran                  56         Director of the Company since August 1, 1986;
                                          Managing General Partner of L.G. Schafran &
                                          Associates; Director of Crown Books Corp., Dart Group
                                          Corp., Glasstech, Inc., Oxigene, Inc., Publicker
                                          Industries, Inc. and Trak-Auto Corp.

Richard I. Weingarten          44         Director of the Company since March 2, 1994;
                                          President of Richard Weingarten & Company, Inc. since
                                          1991; Managing director of Bear Stearns & Co., Inc.
                                          from 1988 until 1991.

Samuel Zell                    53         Director of the Company since August 13, 1986;
                                          Chairman of the Board and Chief Executive Officer of
                                          the Company since October 15, 1987; President of the
                                          Company from July 25, 1989 until March 27, 1990;
                                          Chairman of the Board of Broadway Stores, Inc.,
                                          American Classic, Equity, EGI, Equity Residential,
                                          Falcon, Itel, and Manufactured Home Communities, Inc.
                                          (effective March 31, 1995); Chairman of the Board
                                          since 1983 and President and Chief Executive

                                                  PRINCIPAL POSITIONS WITH THE COMPANY;
                                                 PRINCIPAL OCCUPATION OR EMPLOYMENT AND
         NAME                  AGE                    FIVE-YEAR EMPLOYMENT HISTORY
-----------------------   -------------   -----------------------------------------------------
                                          Officer from 1990 until 1994 of GAMI; Co-Chairman of
                                          the Board of Manufactured Home Communities, Inc.
                                          until March 31, 1995 and Revco; Director of Jacor,
                                          Sealy Corporation, and Vigoro; trustee and
                                          beneficiary of a managing general partner of Equity
                                          Holdings; President of Madison prior to October 4,
                                          1991. Madison filed for a petition under the Federal
                                          bankruptcy laws on November 8, 1991.

Ronald D. Bobman               30         Vice President -- Mergers and Acquisitions of the
                                          Company since March 2, 1994; Director -- Mergers and
                                          Acquisitions of the Company from January 1991 until
                                          March 1994; employed at Equity Group Investments,
                                          Inc. from September 1989 until January 1991, most
                                          recently as Director -- Mergers and Acquisitions.

Arthur A. Greenberg            54         Senior Vice President of the Company since January 1,
                                          1989, and Treasurer of the Company since February 5,
                                          1990; Chief Financial Officer of the Company from
                                          July 25, 1989 until May 27, 1993; Executive Vice
                                          President and Director of EGI and Equity; President
                                          of Greenberg & Pociask, Ltd.; Director of American
                                          Classic and Vigoro; Vice President, Chief Financial
                                          Officer and Treasurer of Madison prior to October 4,
                                          1991. Madison filed for a petition under the Federal
                                          bankruptcy laws on November 8, 1991.

Mary Jane Robertson            41         Senior Vice President and Chief Financial Officer of
                                          the Company since May 27, 1993; Executive Vice
                                          President and Chief Financial Officer of United
                                          Capitol since August 20, 1991; Senior Vice President,
                                          Chief Financial Officer and Controller of United
                                          Capitol from February 1990 until August 1991.

Kelly L. Stonebraker           40         Vice President and General Counsel of the Company
                                          since September 8, 1994; Attorney at Rosenberg &
                                          Liebentritt, P.C. since September 1990; Attorney at
                                          Katten, Muchin & Zavis from September 1981 until
                                          September 1990.

Steven S. Zeitman              46         Executive Vice President and Chief Underwriting
                                          Officer of United Capitol since August 20, 1991;
                                          Senior Vice President of United Capitol from 1988
                                          until August 1991.

John M. Zoeller                34         Vice President-Taxes of the Company since March 1992;
                                          Director of Taxes of the Company from June 1991 until
                                          March 1992; Tax Manager of the Company from January
                                          1990 until June 1991; Vice President-Taxes of GAMI
                                          from December 1991 until March 1995; Director of
                                          Taxes of GAMI from June 1991 until December 1991; Tax
                                          Manager of GAMI from January 1988 until June 1991;
                                          member of Greenberg & Pociask, Ltd. since January
                                          1994.

LITIGATION RELATING TO DIRECTOR

     On September 9, 1993, Mr. Embry and Magten, without admitting or denying the allegations in a complaint by the SEC, consented to the entry of judgments enjoining them from violating (and, in the case of Mr. Embry, aiding and abetting violations of) anti-fraud and other provisions of the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended. The SEC's complaint alleged principally that Mr. Embry failed to advise clients of certain personal trades relevant to the clients' holdings, to obtain certain consents required under applicable law in connection therewith and to comply with certain reporting requirements. The complaint did not involve the securities of the Company. As part of the settlement, Mr. Embry made a $1 million payment for the benefit of certain of Magten's clients.

BOARD AND COMMITTEE MEETINGS

     The Board has an Executive Committee which consists of Messrs. Dyer, Esselborn and Zell. The Executive Committee did not hold any meetings in 1994. The Executive Committee possesses and may exercise the full and complete authority of the Board in the management and business affairs of the Company during the intervals between the meetings of the Board. All action by the Executive Committee is reported to the Board at its next meeting and such action is subject to revision and alteration by the Board, provided that no rights of third persons can be prejudicially affected by the subsequent action of the Board. Vacancies on the Executive Committee are filled by the Board. However, during the temporary absence of a member of the Executive Committee, due to illness or inability to attend a meeting for other cause, the remaining member(s) of the Executive Committee may appoint a member of the Board to act in the place and with all the authority of such absent member. The current members of the Executive Committee will continue in office until the Committee is dissolved, terminated or reorganized, or if such members are replaced.

     The Company also has an Audit Committee which consists of Messrs. Denton, Embry and Schafran. During 1994, the Audit Committee held two meetings. The Audit Committee has the power to (i) recommend to the Board the independent certified public accountants to be selected to serve the Company, (ii) review with the independent certified public accountants the planned scope and results of the annual audit, their reports and recommendations, (iii) review with the independent certified public accountants matters relating to the Company's system of internal controls, and (iv) review the Company's policies with respect to corporate governance, including policies relating to compliance with laws and regulations and conflicts of interest.

     The Company also has a Compensation Committee which consists of Messrs. Dammeyer, Denton and Schafran. During 1994, the Compensation Committee held one meeting. The Compensation Committee reviews and makes recommendations concerning proposals by management with respect to compensation, bonuses, stock option grants, employment agreements and other benefits and policies regarding such matters for the Company.

     The Company also has an Investment Committee which consists of Messrs. Dyer, Embry, Esselborn, Phillips and Zell. During 1994, the Investment Committee held five meetings. The Investment Committee establishes investment policies and oversees the management of the Company's investment portfolio.

     During 1994, five meetings of the Board were held. All directors were present at least for 75% of the meetings of the Board and the committees that they were eligible to attend, except for Mr. Dan Kirby who attended five out of seven meetings he was eligible to attend and Mr. Zell who attended eight out of twelve meetings he was eligible to attend.

                           SUMMARY COMPENSATION TABLE

                                                                     OTHER
                                                                     ANNUAL                  ALL OTHER
             NAME AND                         SALARY     BONUS    COMPENSATION    OPTIONS   COMPENSATION
        PRINCIPAL POSITION           YEAR       ($)       ($)         ($)           (#)         ($)
----------------------------------   ----     -------   -------   ------------    -------   ------------
Samuel Zell.......................   1994           0         0      150,000(1)   25,000            0
  Chairman of the Board and          1993           0         0       50,000(1)   25,000            0
  Chief Executive Officer            1992           0         0       50,000(1)    5,000            0
  of the Company

Bruce A. Esselborn................   1994     387,500   112,500          854(2)    5,000       24,948(3)
  President of the Company           1993     387,500   125,000        1,007(2)    5,000       32,569(3)
  and Chairman, President            1992     299,728   125,000        3,501(2)    5,000       28,246(3)
  and Chief Executive Officer
  of United Capitol

Dan L. Kirby......................   1994(4)  250,000   250,000          408(5)    5,000        9,000(6)
  Executive Vice President,          1993     250,000   250,000          396(5)    5,000       11,572(6)
  General Counsel & Secretary        1992      86,538   253,794        7,265(5)   50,000       23,800(6)
  of Western Surety Company

Joe P. Kirby......................   1994(4)  250,000   250,000            0(7)    5,000        9,000(8)
  President and Chief                1993     250,000   250,000          336       5,000       11,572(8)
  Executive Officer of               1992      86,538   252,389        4,649(7)   50,000       14,985(8)
  Western Surety Company

Mary Jane Robertson...............   1994     200,000    30,000            0       8,500       15,034(9)
  Senior Vice President and Chief    1993     200,000    30,000            0           0       21,566(9)
  Financial Officer of the Company   1992     184,395    30,000            0           0       16,413(9)
  and Executive Vice President and
  Chief Financial Officer of
  United Capitol

---------------
(1) Mr. Zell received $150,000 in 1994 and $50,000 in 1993 and 1992 for his
    services as Chairman of the Board, Chief Executive Officer and Chairman of the Executive Committee.

(2) Included $854 in 1994, $1,007 in 1993 and $2,456 in 1992 of reimbursements of personal investment advisory fees and $1,045 in 1992 of reimbursement of income taxes paid on automobile fringe benefits.

(3) Included (i) $11,760 in 1994, $10,060 in 1993 and $8,600 in 1992 of
    company-paid premiums on a life insurance policy owned by him; (ii) $4,620 in 1994, $4,497 in 1993 and $4,364 in 1992 of 401(k) plan company matching contributions; (iii) $8,568 in 1994, $18,012 in 1993 and $13,782 in 1992 of
    company contributions under a defined contribution retirement plan; and (iv) $1,500 in 1992 of directors' fees from Western Surety Company.

(4) Only includes amounts from August 14, 1992, the date of the Company's acquisition of Western Surety Company.

(5) Included $408 in 1994, $396 in 1993 and $366 in 1992 of reimbursements of health club dues and $6,899 in 1992 of reimbursement of income taxes paid on company-paid premiums on life insurance policies owned by him.

(6) Included $9,000 in 1994 and $11,572 in 1993 of 401(k) plan company matching and profit sharing contributions and $23,800 in 1992 of company-paid premiums on life insurance policies owned by him.

(7) Included $336 in 1993 and $306 in 1992 of reimbursements of health club fees and $4,343 in 1992 of reimbursement of income taxes paid on company-paid premiums on life insurance policies owned by him.

(8) Included $9,000 in 1994 and $11,572 in 1993 of 401(k) plan company matching and profit sharing contributions and $14,985 in 1992 of company-paid premiums on life insurance policies owned by him.

(9) Included (i) $4,620 in 1994, $4,497 in 1993 and $4,364 in 1992 of 401(k)
    plan company matching contributions; (ii) $10,414 in 1994, $17,069 in 1993 and $10,549 in 1992 of company contributions under a defined contribution retirement plan; and (iii) $1,500 in 1992 of directors' fees from Western Surety Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                   INDIVIDUAL GRANTS                                      VALUE AT ASSUMED
                              ---------------------------                                 ANNUAL RATES OF
                                NUMBER OF      % OF TOTAL                                   STOCK PRICE
                                SECURITIES     GRANTED TO                                 APPRECIATION FOR
                                UNDERLYING     EMPLOYEES    EXERCISE OR                     OPTION TERM
                              OPTION GRANTED   IN FISCAL     BASE PRICE    EXPIRATION   --------------------
            NAME                  (#)(1)        YEAR(2)        ($/SH)         DATE      5%($)(3)   10%($)(4)
            ----              --------------   ----------   ------------   ----------   --------   ---------
Samuel Zell.................       5,000           2.5          14.75        5/19/04     46,381     117,539
                                  20,000          10.0          13.00        8/16/04    163,513     414,373
Bruce A. Esselborn..........       5,000           2.5          14.75        5/19/04     46,381     117,539
Dan L. Kirby................       5,000           2.5          14.75        5/19/04     46,381     117,539
Joe P. Kirby................       5,000           2.5          14.75        5/19/04     46,381     117,539
Mary Jane Robertson.........       8,500           4.3          13.00        8/16/04     69,493     176,109

---------------
(1) The Options granted during 1994 to purchase 5,000 shares were exercisable after May 19, 1994, for Messrs. Zell, Esselborn, Dan Kirby and Joe Kirby.

    The Options granted to Mr. Zell (20,000) and Ms. Robertson (8,500) are exercisable in four equal annual cumulative installments beginning one year after the grant date of August 16, 1994.

(2) Does not include options granted to non-employee directors and consultants. If such grants are included, the percentage would be 1.7% for the options to purchase 5,000 shares; 6.8% for Mr. Zell's options to purchase 20,000 shares; and 2.9% for Ms. Robertson's options to purchase 8,500 shares.

(3) Assumes a price of $24.03 at the end of ten years for the options to purchase 5,000 shares and a price of $21.18 at the end of ten years for Mr. Zell's options to purchase 20,000 shares and Ms. Robertson's options to purchase 8,500 shares.

(4) Assumes a price of $38.26 at the end of ten years for the options to purchase 5,000 shares and a price of $33.72 at the end of ten years for Mr. Zell's options to purchase 20,000 shares and Ms. Robertson's options to purchase 8,500 shares.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE

                                                                                       VALUE OF
                                                                    NUMBER OF        UNEXERCISED
                                                                   UNEXERCISED       IN-THE-MONEY
                                         SHARES                     OPTIONS AT        OPTIONS AT
                                       ACQUIRED ON     VALUE        FY-END(#)         FY-END($)
                                        EXERCISE      REALIZED     EXERCISABLE/      EXERCISABLE/
                  NAME                     (#)          ($)       UNEXERCISABLE     UNEXERCISABLE
                  ----                 -----------    --------    --------------    --------------
     Samuel Zell....................       -0-           -0-       20,000/35,000     34,375/49,375
     Bruce A. Esselborn.............       -0-           -0-           165,000/0       1,210,000/0
     Dan L. Kirby...................       -0-           -0-            60,000/0         273,125/0
     Joe P. Kirby...................       -0-           -0-            60,000/0         273,125/0
     Mary Jane Robertson............       -0-           -0-       100,000/8,500    787,500/13,813

                           COMPENSATION OF DIRECTORS

     Samuel Zell, Chairman of the Board and Chief Executive Officer of the Company, was compensated at the annual rate of $150,000 for his services as a Director, Chairman of the Board, Chief Executive Officer and Member of the Executive Committee during 1994. Such amount has been included in the Summary Compensation Table on page 9. Other Directors, except for employees of the Company or its subsidiaries, were compensated at the annual rate of $15,000 and received $500 for each meeting of the Board and committees of the Board of the Company which they attended. Additionally, as of the date of the first Directors' meeting following each Annual Meeting, each Director receives options to purchase 5,000 shares at the fair market value as of the grant date.

     United Capitol pays its non-Company or subsidiary employee directors an annual retainer of $12,000. Messrs. Phillips and Greenberg and Mrs. Rosenberg, who are members of such Board, each were compensated pursuant to this policy for 1994. Western Surety Company pays its non-Company or subsidiary employee directors an annual retainer of $12,000. Mr. Greenberg and Mrs. Rosenberg, who are members of such Board, each were compensated pursuant to this policy for 1994.

                      EMPLOYMENT CONTRACTS AND TERMINATION
                OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company and certain of its subsidiaries and Mr. Esselborn have an agreement providing for the continuation of Mr. Esselborn's employment through at least February 19, 1995, with salary adjustments determined by such subsidiaries, an annual bonus of up to $200,000, a stock option grant for the purchase of 150,000 shares of Common Stock (granted on February 20, 1990), Company-paid premiums for a $2,000,000 life insurance policy with Mr. Esselborn designating the beneficiary and certain other employee benefits. The Company and Mr. Esselborn entered into a new agreement as of February 20, 1995, providing for the continuation of Mr. Esselborn's employment through February 19, 1997, with salary adjustments, an annual bonus of up to $200,000, company-paid premiums on a $2,000,000 life insurance policy with Mr. Esselborn designating the beneficiary and certain other employee benefits.

     The Company and certain of its subsidiaries and Ms. Robertson have an agreement providing for the continuation of Ms. Robertson's employment through at least February 19, 1995, with salary adjustments determined by such subsidiaries, an annual bonus, a stock option grant for the purchase of 100,000 shares of Common Stock (granted on February 20, 1990) and certain other employee benefits. The Company and Ms. Robertson entered into a new agreement as of February 20, 1995, providing for the continuation of Ms. Robertson's employment through February 19, 1997, with salary adjustments, an annual bonus and certain other employee benefits.

     The Company and certain of its subsidiaries and Dan L. Kirby have an agreement providing for the continuation of Mr. Kirby's employment through at least August 14, 1995, with salary adjustments determined by certain of such subsidiaries, an annual bonus not to exceed $250,000 based upon premiums earned by Western Surety Company, a stock option grant for the purchase of 50,000 shares of Common Stock (granted on August 14, 1992) and certain other employee benefits.

     The Company and certain of its subsidiaries and Joe P. Kirby have an agreement providing for the continuation of Mr. Kirby's employment through at least August 14, 1995, with salary adjustments determined by certain of such subsidiaries, an annual bonus not to exceed $250,000 based upon premiums earned by Western Surety Company, a stock option grant for the purchase of 50,000 shares of Common Stock (granted on August 14, 1992) and certain other employee benefits.

                     COMPENSATION COMMITTEE INTERLOCKS AND
                             INSIDER PARTICIPATION

     The members of the Company's Compensation Committee are Messrs. Dammeyer, Denton and Schafran.

     The following relationships existed during 1994:


     Ms. Rosenberg and Mr. Zell were executive officers and directors of the Company and Ms. Rosenberg was a director and member of the Compensation Committee of Itel, and Mr. Zell was an executive officer and director of Itel. Mr. Dammeyer was an executive officer and director of Itel and was a director and member of the Compensation Committee of the Company.


     Ms. Rosenberg and Mr. Zell were executive officers and directors of the Company and Ms. Rosenberg and Mr. Zell were executive officers, directors and members of the Compensation Committee of GAMI. Mr. Dammeyer was an executive officer and director of GAMI and was a director and member of the Compensation Committee of the Company.


     Ms. Rosenberg was an executive officer and director of the Company and was a trustee of Equity Residential. Mr. Zell was an executive officer and trustee of Equity Residential and an executive officer and director of the Company.


     For the year ended December 31, 1994, the Company paid approximately $196,700 in fees for legal services to the law firm of Rosenberg & Liebentritt, P.C. of which Mrs. Rosenberg and Mr. Stonebraker are members. For the year ended December 31, 1994, the company paid Seyfarth Shaw Fairweather & Geraldson ("Seyfarth") approximately $222,200. Ms. Rosenberg's husband is a partner at Seyfarth. Additionally, see "Security Ownership of Certain Beneficial Owners-Transactions with Principal Stockholders."


     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the report presented below and the Performance Graph following shall not be incorporated by reference into any such filings.


                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The compensation policy of the Company for its executive officers (including those named in the Summary Compensation Table) has been to pay base salaries and annual bonuses that are both competitive and recognize the accomplishment of the Company's stated goals. In addition, the Company established the 1990 Stock Option Plan to provide long-term incentive opportunities for employees, officers and directors of the Company.

     The Company established its basic goals five years ago. These goals included building a financial services business primarily focusing on insurance. The Company's first step to accomplish its goals was the 1990 acquisition of United Capitol. In furtherance of its goals, the Company completed the acquisition of Western Surety Company during 1992, Fischer Underwriting Group in 1993, and the acquisition of Universal Surety of America during 1994. Since the Company began realizing its goal of being an insurance company with the acquisition of United Capitol, a second performance graph has been included which illustrates the performance of the Company's Common Stock, the S&P 500 and the S&P Property and Casualty Insurance Index with a beginning point of January 31, 1990, and an ending point of December 31, 1994, to correspond with the February 20, 1990, acquisition of United Capitol.

     Based on the Board's judgment of the accomplishments by certain executive officers of these stated goals, salary increases and/or bonuses were awarded to the named United Capitol executives. As a condition precedent to the Western Surety Company acquisition, the Company entered into employment contracts with two executive officers of Western Surety Company (see "Employee Contracts and Termination of Employment and Change-In-Control Arrangements"). In furtherance of the Company's compensation policy, incentive bonuses provided for in those contracts are based on the amount of premiums earned by Western Surety Company.

     Historically, the Chairman of the Board and Chief Executive Officer of the Company received a $50,000 fee for serving in such capacities. As of January 1, 1994, that amount was increased to $150,000. This fee is not directly tied to the performance of the Company but rather reflects the commencement of the Company's strategic plan and the initial implementation of this plan and Mr. Zell's contributions to it.

     Long-term incentive opportunities were made available to each of the executive officers (other than the Chief Executive Officer) in the form of significant grants of stock options at the time of the Company's acquisition of either United Capitol or Western Surety Company. These options were designed to promote the long-term interests between such individuals and the Company shareholders and to assist in the retention of such officers. It continues to be the Company's intention to accomplish these objectives and, therefore, at the time of an acquisition of a company, major option grants will be made to retain certain executive officers of the acquired company at exercise prices at the time of grant determined in part by the market price of the Company's stock at the date the options are to be granted. In 1994, options to purchase 20,000 shares were awarded to Mr. Zell in recognition of his accomplishments as Chairman of the Board and Chief Executive Officer.

                                          Rod F. Dammeyer
                                          Herbert A. Denton
                                          L.G. Schafran

                               PERFORMANCE GRAPHS

     Below is a graph comparing total shareholder return on the Company's Common Stock over the last five years with two broad equity market indices, S&P Property and Casualty Insurance and S&P Domestic Integrated Oil, and a published industry index, the S&P 500, as required by the rules of the SEC. The Company has presented both of the broad equity market indices since it has operated in both arenas at different times during the five years shown. A second graph has also been provided for the period January 31, 1990, through December 31, 1994, which only uses the S&P Property and Casualty Insurance Index. This time period corresponds to the Company's involvement in the property and casualty insurance business.

                                    Capsure                      S&P Property    S&P Domestic
      Measurement Period           Holdings                       & Casualty      Integrated
    (Fiscal Year Covered)          Corp. ($)      S&P 500 ($)         ($)           Oil ($)
1989                                    100.00          100.00          100.00          100.00
1990                                     65.08           96.89           97.71           94.94
1991                                     90.48          126.42          122.33           88.76
1992                                    173.02          136.05          143.26           90.64
1993                                    171.43          149.76          140.73           95.50
1994                                    185.71          151.74          147.62          100.20

                                    Capsure                      S&P Property
      Measurement Period           Holdings                       & Casualty
    (Fiscal Year Covered)          Corp. ($)      S&P 500 ($)         ($)
Jan. 1990                               100.00          100.00          100.00
Feb.-Dec. 1990                           78.92          103.87          104.22
1991                                    109.69          135.52          130.48
1992                                    209.69          145.84          152.80
1993                                    207.69          160.54          150.10
1994                                    225.20          162.66          157.44

                    DELINQUENT FILINGS PURSUANT TO ITEM 405
                               OF REGULATION S-K

     Under the rules of the SEC, the Company is required to report, based on its review of reports to the SEC about transactions in its stock furnished to the Company and written representations of its directors, officers and 10% shareholders. In 1994, Kelly L. Stonebraker filed a Form 3 late which reported no securities owned as of such Initial Statement of Beneficial Ownership.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following information is furnished as of March 27, 1995, with respect to the shares of the Company's Common Stock beneficially owned by each director, nominee for director and by those executive officers named in the Summary Compensation Table and by all directors and executive officers as a group. Information concerning the directors and officers and their security holdings has been furnished by them to the Company.

                                                         SHARES UPON
                                          SHARES OF      EXERCISE OF
                 NAME OF                   COMMON           STOCK                        PERCENT OF
             BENEFICIAL OWNER               STOCK         OPTION(1)       TOTAL(2)         CLASS
     --------------------------------   -------------    -----------    -------------    ----------
     Rod F. Dammeyer.................               0       10,000             10,000          *
     Herbert A. Denton...............           7,860       30,000             37,860          *
     Bradbury Dyer, III..............      546,158(3)       30,000         576,158(3)        3.7%
     Talton R. Embry.................       45,675(4)       30,000          75,675(4)          *
     Bruce A. Esselborn..............       78,507(5)      170,000(5)      248,507(5)        1.6%
     Dan L. Kirby....................          55,555       60,000            115,555          *
     Joe P. Kirby....................          55,555       60,000            115,555          *
     Donald W. Phillips..............               0       30,000             30,000          *
     Sheli Z. Rosenberg..............    4,062,328(6)(7)    30,000       4,092,328(6)(7)    26.5%
     L.G. Schafran...................       13,768(8)       30,000          43,768(8)          *
     Richard I. Weingarten...........               0        5,000              5,000          *
     Samuel Zell.....................    4,039,622(6)(7)    55,000       4,094,622(6)(7)    26.5%
     Mary Jane Robertson.............           1,500      108,500            110,000          *
     All directors and executive
       officers as a group including
       the above-named persons.......       4,874,506      818,500          5,693,006       35.1%
                                         ============    =========       ============    ========

---------------
*   Less than 1%

(1) Represents beneficial ownership of shares that may be acquired by the exercise of stock options which are currently exercisable or exercisable within sixty days of the date of this table.

(2) The amounts of the Company's Common Stock and stock options beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

(3) Includes 544,258 shares of the Company's Common Stock owned by Paragon Joint Venture ("Paragon"). Paragon is a joint venture formed by Paragon Associates and Paragon Associates II, both Texas limited partnerships. Mr. Dyer is the sole general partner of Paragon Associates and Paragon Associates II. Under the terms of the joint venture agreement of Paragon, each partner has beneficial ownership in proportion to its respective account in Paragon. Mr. Dyer does not have full direct ownership; however, as the general partner of the partners of Paragon, he may be deemed to have beneficial ownership.

(4) The 45,675 shares are owned as follows: 13,800 shares are owned by Mr. Embry; 14,400 shares are owned by the Magten Asset Management Corp. Pension Plan & Trust; 1,675 shares are owned by

    Mr. Embry's minor children; 300 shares are owned by Mr. Embry's wife; and 15,500 shares are owned by the Magten Asset Management Profit Sharing Plan.

(5) Includes 3,500 shares and options to purchase 5,000 shares beneficially owned by Mr. Esselborn's wife.

(6) Includes 3,042,253 shares of the Company's Common Stock owned by Equity Holdings. Under regulations of the SEC, Mr. Zell and Mrs. Rosenberg may be deemed to be the beneficial owners of the shares of the Company's Common Stock owned by Equity Holdings (see notes (2) and (3) under "Security Ownership of Certain Beneficial Owners"), but they each disclaim beneficial ownership of these shares.

(7) Includes 997,369 shares of the Company's Common Stock owned by Arlington. Under regulations of the SEC, Mr. Zell and Mrs. Rosenberg may be deemed to be beneficial owners of the shares of the Company's Common Stock (see notes
    (4) and (5) under "Security Ownership of Certain Beneficial Owners"), but they each disclaim beneficial ownership of these shares.

(8) Includes 13,768 shares which are beneficially owned by Mr. Schafran's spouse. Mr. Schafran disclaims beneficial ownership of such shares.

                   APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                  CERTIFICATE OF INCORPORATION TO INCREASE THE
                    MAXIMUM NUMBER OF SHARES OF COMMON STOCK
                    THE COMPANY IS AUTHORIZED TO ISSUE FROM
                     20,000,000 SHARES TO 25,000,000 SHARES
                                  (PROPOSAL 2)

     The Board of Directors of the Company on March 15, 1995 adopted resolutions approving a proposed amendment to the Certificate of Incorporation of the Company, and recommended adoption of the amendment by the shareholders. Exhibit A to this Proxy Statement contains the proposed amendment to the Certificate of Incorporation. The following discussion of the proposed amendment is qualified in its entirety by reference to the text of the proposed amendment set forth in Exhibit A.

     Article Fourth of the Company's Certificate of Incorporation currently provides that the Company is authorized to issue 20,000,000 shares of $.05 par value per share of Common Stock and 5,000,000 shares of $.01 par value per share Preferred Stock. If adopted, the proposed amendment to Article Fourth would increase the maximum number of shares of Common Stock which the Company is authorized to issue from 20,000,000 shares to 25,000,000 shares.

     Article Fourth currently and will continue in the proposed amendment to give the Board of Directors the power to issue the shares of Preferred Stock authorized in one or more series and to fix the designation, rights, conversion rights, preferences and limitations of the shares in each series.

     Of the 20,000,000 shares of Common Stock presently authorized 16,883,053 (84%) were issued and outstanding or reserved for issuance at March 27, 1995. Of the 5,000,000 shares of Preferred Stock presently authorized, no shares were issued and outstanding or reserved for issuance at March 27, 1995. If the proposed amendment is adopted there will be authorized, unissued and unreserved 8,116,947 shares of Common Stock and 5,000,000 shares of Preferred Stock. Management believes that it is desirable to increase the number of shares of Common Stock to provide to the Company the ability to raise capital, make acquisitions in the future and effect other corporate opportunities. No further action or authorization by the Company's shareholders would be necessary prior to issuance of the additional shares, except as may be required for a particular transaction by applicable law or regulating agencies or by the rules of any stock exchange on which the Company's securities may then be listed. The Company's Common Stock is currently listed on the New York Stock Exchange, Inc.

     Except for the 1990 Stock Option previously approved by shareholders, there are presently no negotiations, plans or commitments regarding the issuance of additional shares of Common Stock or of any shares of Preferred Stock.

     THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE SHAREHOLDERS, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE SPECIFICATION IS MADE, SHARES WILL BE NOTED "FOR" APPROVAL OF THE AMENDMENT.

                            INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand have been the principal accountants for the Company since 1989. Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

                SHAREHOLDERS' PROPOSALS FOR 1996 ANNUAL MEETING

     A proposal submitted by a shareholder for the 1996 Annual Meeting of Shareholders of the Company must be received by the Secretary of the Company, Two North Riverside Plaza, Chicago, Illinois 60606, by December 2, 1995, in order to be eligible to be included in the Company's proxy statement for that meeting.

                                   CONCLUSION

     The Company knows of no business which will be presented at the Annual Meeting other than the election of Board, and the amendment to the Certificate of Incorporation. However, if other matters properly come before the meeting, it is the intention of the Proxy Agents to vote upon such matters in accordance with their good judgment in such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ SUSAN OBUCHOWSKI
                                          SUSAN OBUCHOWSKI, Secretary

                                                                       EXHIBIT A

                               PROPOSED AMENDMENT
               TO ARTICLE FOURTH OF CERTIFICATE OF INCORPORATION

     FOURTH: The number of authorized shares of capital stock of the Corporation is 30,000,000 of which 25,000,000 shares shall be Common Stock, par value five cents ($.05) per share, and 5,000,000 shares shall be Preferred Stock, par value one cent ($.01) per share. The Board of Directors is expressly granted the authority to issue the Preferred Stock in one or more series and to determine in the resolution or resolutions adopted by the Board of Directors providing for the issuance thereof (i) the powers, designation, preferences and relative participating, optional or other rights, and the qualifications, limitations or restrictions of the shares of said series of Preferred Stock, (ii) any restrictions on the Corporation in connection with the Preferred Stock, and
(iii) the amount of consideration received in respect of the Preferred Stock which shall be capital. The holder of each share of Common Stock shall have the right to one (1) vote per share on each matter submitted to the stockholders for a vote.

                            CAPSURE HOLDINGS CORP.
              TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
      THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 1995

P       The undersigned hereby appoints BRUCE A. ESSELBORN and SAMUEL ZELL,
R or either of them, with individual power of substitution, proxies to vote O all shares of the Common Stock of Capsure Holdings Corp. (the "Company") X which the undersigned may be entitled to vote at the Annual Meeting of Y Shareholders of the Company to be held in Chicago, Illinois, on May 24,
   1995, and any adjournment thereof.

         1. Authority to vote for the election as directors of the group of twelve nominees proposed by the Board of Directors listed below:

             Rod F. Dammeyer, Herbert A. Denton, Bradbury Dyer III, Talton R. Embry, Bruce A. Esselborn, Dan L. Kirby, Joe P. Kirby, Donald W. Phillips, Sheli Z. Rosenberg, L.G. Schafran, Richard Weingarten, Samuel Zell

          2. To amend the Company's Certificate of Incorporation to increase the maximum number of shares of Common Stock the Company is authorized to issue from 20,000,000 shares to 25,000,000 shares.

        YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                SEE REVERSE
                                                                    SIDE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                     ------------------------------------
  PLEASE MARK
X VOTES AS IN THIS
  EXAMPLE.
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR Authority to vote for the election as directors of the group of twelve nominees propsed by the board of directors listed on the other side and FOR the amendment to the Company's Certificate of Incorporation.

                                                       FOR    AGAINST   ABSTAIN
                                2. Amend the Company's
                                   Certificate of      / /      / /       / /
                 FOR  WITHHELD     Incorporation.
1. Election of
   Directors.    / /    / /     3. In their discretion, the Proxies are
 FOR EXCEPT VOTE WITHHELD FROM     authorized to vote upon such other matters
 THE FOLLOWING NOMINEES            as may properly come before the meeting.

/ /---------------------------
                                                                MARK HERE
                                                                FOR ADDRESS / /
                                                                CHANGE AND
                                                                NOTE AT LEFT

                                 Note: Please sign as name appears hereon, Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                 Signature:_____________________Date___________
                                 Signature:_____________________Date___________